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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                                 JUNE 24, 1998


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                        BENCHMARQ MICROELECTRONICS, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                             0-27232                 74-2532442

(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File Number)              Identification No.)


17919 WATERVIEW PARKWAY
DALLAS, TEXAS                                                75252
(Address of Principal Executive Offices)                     (Zip Code)


                                 (972) 437-9195
                            (Registrant's telephone
                          number, including area code)


                                   NO CHANGE
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

          A copy of the Registrant's press release, dated June 24, 1998 announcing (i) that the respective boards of directors of the Registrant and Unitrode Corporation ("Unitrode") have unanimously approved an amended merger agreement and (ii) the terms of the amended merger agreement pursuant to which (x) the Registrant's stockholders will receive one share of Unitrode Common Stock for each share of Registrant Common Stock, with such exchange ratio not subject to further adjustment and (y) Unitrode will be required to pay the Registrant certain additional termination fees is attached hereto as
          Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS

     99.1 Press release, dated June 24, 1998.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BENCHMARQ MICROELECTRONICS, INC.



DATE: June 24, 1998                  BY:  /s/  Alan R. Schuele
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                                          Alan R. Schuele
                                          President and Chief Executive Officer

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                                 EXHIBIT INDEX

99.1      Press Release, dated June 24, 1998

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